                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2003 (September 5, 2003)
                                                 -------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

               MONTANA                    0-14183                    81-0141785
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  (State or other jurisdiction          (Commission                (IRS Employer
          of incorporation)             File Number)            Identification No.)

1 First Avenue South, Great Falls, Montana                             59401
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      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (406)791-7500
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On September 5, 2003,  Energy West,  Incorporated  (the "Company") issued a press  release  announcing  that it had agreed  with Wells  Fargo Bank  Montana,
National  Association on a new credit facility expiring October 15, 2003. A copy of the Credit  Agreement  dated as of  September  2, 2003 is attached  hereto as
Exhibit 10.1 and a copy of the press release dated September 5, 2003 is attached as Exhibit 99.1 hereto and such exhibits are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         10.1       Credit  Agreement  dated as of  September  2,  2003  between
                    Energy West,  Incorporated,  Energy West Development,  Inc.,
                    Energy West Propane,  Inc. and Energy West  Resources,  Inc.
                    and Wells Fargo Bank Montana, National Association

         99.1       Press Release dated September 5, 2003.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

         Date:  September 5, 2003          ENERGY WEST, INCORPORATED

                                           By:   /s/ Edward J. Bernica
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                                           Edward J. Bernica
                                           President and Chief Executive Officer